Exhibit 4.22

Execution Version

Petróleos Mexicanos

1,984,688,669.00 8.750% Notes due 2029

Issued Under U.S.$ 125,000,000,000 Medium-Term Notes Program, Series C

jointly and severally guaranteed by

Pemex Exploración y Producción, Pemex Transformación Industrial, Pemex Logística and their respective successors and assignees

Exchange and Registration Rights Agreement

June 2, 2022

To the Supporting Creditors listed in Annex 1 hereto.

Ladies and Gentlemen:

Petróleos Mexicanos (the “Issuer”), a productive state-owned company of the Federal Government of the United Mexican States (“Mexico”), proposes to issue to you (collectively, the “Supporting Creditors”) upon the terms set forth in each of the Obligation Recognition and Repayment Agreements (as defined herein) its 8.750% Notes due 2029 (the “Notes”), which are jointly and severally guaranteed by Pemex Exploración y Producción, Pemex Transformación Industrial, Pemex Logística and their respective successors and assignees (each a “Guarantor” and, collectively, the “Guarantors”), each of which is a productive state-owned company of the Federal Government of Mexico. As an inducement to the Supporting Creditors to enter into each of the Obligation Recognition and Repayment Agreements, and in satisfaction of a condition to the obligations of the Supporting Creditors thereunder for the benefit of holders (as defined herein) from time to time of the Registrable Securities (as defined herein), the Issuer agrees with the Supporting Creditors, as follows:

1. Certain Definitions. For purposes of this Exchange and Registration Rights Agreement, the following terms shall have the following respective meanings:

“Additional Interest” shall have the meaning assigned thereto in Section 2(c) hereof.

“Advice” shall have the meaning assigned thereto in Section 3(h) hereof.

“Agreement” shall mean this Exchange and Registration Rights Agreement.

“Base Interest” shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.

“broker-dealer” shall mean any broker or dealer registered with the Commission under the Exchange Act.

“Commission” shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Effective Time” in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Offer Registration Statement effective or as of which the Exchange Offer Registration Statement otherwise becomes effective and (ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

“Electing Holder” shall mean any holder of Registrable Securities who has returned a completed and signed Notice and Questionnaire to the Issuer in accordance with Section 3(d)(ii) hereof.

“Event Date” shall have the meaning assigned thereto in Section 2(c) hereof.

“Exchange Act” shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

“Exchange Offer Registration Statement” shall have the meaning assigned thereto in Section 2(a) hereof.

“Exchange Offers” shall have the meaning assigned thereto in Section 2(a) hereof.

“Exchange Registration” shall have the meaning assigned thereto in Section 3(c) hereof.

“Exchange Securities” shall have the meaning assigned thereto in Section 2(a) hereof.

“Guaranties” shall have the meaning assigned thereto in the definition of “Securities” in this Section 1.

“Guarantor” shall have the meaning assigned thereto in the first paragraph hereof.

“Guaranty Agreement” shall have the meaning assigned thereto in the definition of “Securities” in this Section 1.

“holder” shall mean any person who acquires Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person owns any Registrable Securities.

“Indenture” shall mean the Indenture, dated as of January 27, 2009, between the Issuer and the Trustee, as amended and supplemented by: (i) the first supplemental indenture, dated as of June 2, 2009, among the Issuer, the Trustee and Deutsche Bank AG, London Branch, as international paying and authenticating agent, (ii) the second supplemental indenture, dated as of October 13, 2009, among the Issuer, the Trustee, Credit Suisse AG, as principal Swiss paying and authenticating agent, and BNP Paribas (Suisse) SA, as an additional Swiss paying agent,

2

(iii) the third supplemental indenture, dated as of April 10, 2012, among the Issuer, the Trustee and Credit Suisse AG, as Swiss paying and authenticating agent, (iv) the fourth supplemental indenture, dated as of June 24, 2014, between the Issuer and the Trustee, (v) the fifth supplemental indenture, dated as of October 15, 2014, between the Issuer and the Trustee, (vi) the sixth supplemental indenture, dated as of December 8, 2015, among the Issuer, the Trustee, BNP Paribas (Suisse) SA, as principal Swiss paying and authenticating agent, and Credit Suisse AG, as an additional Swiss paying agent, (vii) the seventh supplemental indenture, dated as of June 14, 2016, among the Issuer, the Trustee, Credit Suisse AG, as principal Swiss paying and authenticating agent, and UBS AG, as an additional Swiss paying agent, (viii) the eighth supplemental indenture, dated as of February 16, 2018, between the Issuer and the Trustee, and (ix) the ninth supplemental indenture, dated as of June 4, 2018, among the Issuer, the Trustee, BNP Paribas (Suisse) SA, as principal Swiss paying and authenticating agent and UBS AG, as an additional Swiss paying agent, and as the same shall be further amended from time to time.

“Issuer” shall have the meaning assigned thereto in the first paragraph hereof.

“Mexico” shall have the meaning assigned thereto in the first paragraph hereof.

“Notice and Questionnaire” shall mean a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

“Obligation Recognition and Repayment Agreements” shall mean each of that certain agreements entered into as of May 31, 2022 by and between the Company and the supporting creditor signatory thereto.

“person” shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

“Registrable Securities” shall mean the Securities; provided, however, that a Security shall cease to be a Registrable Security when: (i) in the circumstances contemplated by Section 2(a) hereof, the Security has been exchanged for an Exchange Security in an Exchange Offer as contemplated in Section 2(a) hereof (provided further, however, that any Exchange Security that, pursuant to the last two sentences of Section 2(a), is included in a prospectus for use in connection with resales by broker-dealers shall be deemed to be a Registrable Security with respect to Sections 5, 6 and 9 until the earlier of the resale of such Registrable Security or the expiration of the 180-day period referred to in Section 2(a)); (ii) in the circumstances contemplated by Section 2(b) hereof, a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective, and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (iii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Issuer or pursuant to the Indenture; (iv) such Security is freely transferable pursuant to Rule 144; or (v) such Security shall cease to be outstanding.

“Registration Default” shall have the meaning assigned thereto in Section 2(c) hereof.

“Registration Expenses” shall have the meaning assigned thereto in Section 4 hereof.

3

“Resale Period” shall have the meaning assigned thereto in Section 2(a) hereof.

“Restricted Holder” shall mean (i) a holder that is an affiliate of the Issuer within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder’s business or (iii) a holder who is engaged in, or intends to engage in, or has arrangements or understandings with any person to participate in, the Exchange Offers for the purpose of distributing Exchange Securities.

“Rule 144,” “Rule 405” and “Rule 415” shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

“Securities” shall mean the Notes (CUSIP Nos.: 71654QDJ8 (144A), P7S08VCA7 (Regulation S), and 71654QDK5 (Accredited Investors)) to be issued to the Supporting Creditors, and securities issued in exchange therefor or in lieu thereof pursuant to the Indenture. Each Security is entitled to the benefit of the guaranties (the “Guaranties”) provided for in the guaranty agreement, dated as of July 29, 1996, among the Issuer and each of the Guarantors (the “Guaranty Agreement”) and, unless the context otherwise requires, any reference herein to “Securities,” “Exchange Securities” or “Registrable Securities” shall include a reference to the related Guaranties.

“Securities Act” shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

“Settlement Date” shall mean the date on which the Registrable Securities are initially issued.

“Shelf Registration” shall have the meaning assigned thereto in Section 2(b) hereof.

“Shelf Registration Statement” shall have the meaning assigned thereto in Section 2(b) hereof.

“Supporting Creditors” shall have the meaning assigned thereto in the first paragraph hereof.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

“Trustee” shall mean Deutsche Bank Trust Company Americas.

Unless the context otherwise requires, any reference herein to a “Section” or “clause” refers to a Section or clause, as the case may be, of this Agreement, and the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

4

2. Registration Under the Securities Act.

(a) Except as set forth in Section 2(b) below, the Issuer agrees to use its best efforts to file or cause to be filed under the Securities Act, as soon as practicable, but no later than on or before September 30, 2022, a registration statement relating to offers to exchange (such registration statement, the “Exchange Offer Registration Statement”, and such offers, the “Exchange Offers”) any and all of the Notes for a like aggregate principal amount of debt securities issued by the Issuer and guaranteed by the Guarantors, which debt securities and guaranties are substantially identical to the Securities and the related Guaranties, respectively (and are entitled to the benefits of a trust indenture which is substantially identical to the Indenture or is the Indenture and which has been qualified under the Trust Indenture Act), except that they have been registered pursuant to an effective registration statement under the Securities Act, and do not contain provisions for the additional interest contemplated in Section 2(c) below (such new debt securities hereinafter called the “Exchange Securities”). The Issuer agrees to use its best efforts to cause the Exchange Offer Registration Statement to become effective by the Commission under the Securities Act as soon as practicable, but no later than March 1, 2023. The Exchange Offers will be registered under the Securities Act on the appropriate form and will comply with all applicable rules and regulations under the Exchange Act. The Issuer further agrees to use its best efforts to commence and complete the Exchange Offers promptly, but no later than April 5, 2023, hold the Exchange Offers open for at least 20 business days and issue and deliver Exchange Securities in exchange for all Registrable Securities that have been properly tendered and not withdrawn on or prior to the expiration of the Exchange Offers. Each holder of Registrable Securities who wishes to exchange such Registrable Securities for Exchange Securities in, and in accordance with the terms of, the Exchange Offers will be required to make certain customary representations in connection therewith, including representations that such holder is not a Restricted Holder. Upon the effectiveness of the Exchange Offer Registration Statement, the Issuer shall promptly commence the Exchange Offers, it being the objective of such Exchange Offers that each holder (other than a Restricted Holder) electing to participate in the Exchange Offers will receive Exchange Securities that are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the states of the United States of America. The Exchange Offers shall be deemed to have been completed upon the earlier to occur of (i) the Issuer having exchanged the Exchange Securities for all outstanding Registrable Securities pursuant to the Exchange Offers and (ii) the Issuer having exchanged, pursuant to the Exchange Offers, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of the Exchange Offers, which shall be on a date that is at least 20 business days following the commencement of the Exchange Offers. The Issuer agrees (x) to include in the Exchange Offer Registration Statement a prospectus for use in any resales by any holder of Exchange Securities that is a broker-dealer and (y) to keep such Exchange Offer Registration Statement effective for a period (the “Resale Period”) beginning when Exchange Securities are first issued in the Exchange Offers and ending upon the earlier of the expiration of the 180th day after the Exchange Offers have been completed or such time as such broker-dealers no longer own any Registrable Securities. With respect to such Exchange Offer Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a), (c), (d) and (e) hereof.

5

(b) If (i) on or prior to the time the Exchange Offers are completed, existing Commission interpretations are changed such that the debt securities or the related guaranties received by holders other than Restricted Holders in the Exchange Offers for Registrable Securities are not or would not be, upon receipt, transferable by each such holder without restriction under the Securities Act, (ii) the Exchange Offers have not been completed on or before April 5, 2023 or (iii) any holder notifies the Issuer prior to 20 days after the consummation of the Exchange Offers that (A) based on the advice of counsel, due to a change in law or Commission policy it may not resell the Exchange Securities acquired by it in the Exchange Offers to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such holder or (B) it is a purchaser and owns Registrable Securities acquired directly from the Issuer or an affiliate of the Issuer or (C) on or prior to the consummation of the Exchange Offers existing laws, regulations and/or applicable Commission interpretations have been changed such that the holders of at least a majority in aggregate principal amount of the Registrable Securities would not be able to resell the Exchange Securities acquired by them in, and in accordance with the terms of, the Exchange Offers to the public without restriction under the Securities Act and without restriction under applicable blue sky or state securities laws, the Issuer shall, in lieu of (or, in the case of clause (iii), in addition to) conducting the Exchange Offers contemplated by Section 2(a), use its best efforts to file or cause to be filed under the Securities Act as soon as practicable, but no later than the later of March 1, 2023 or 20 business days after the time such obligation to file arises (but in no event prior to August 1 or after September 30 of any calendar year), a “shelf” registration statement providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities, pursuant to Rule 415 or any similar rule that may be adopted by the Commission (such filing, the “Shelf Registration” and such registration statement, the “Shelf Registration Statement”).

The Issuer agrees to use its best efforts (x) to cause the Shelf Registration Statement to become or be declared effective on or prior to 60 days after such filing was required to be made hereunder (but in no event prior to August 1 or after September 30 of any calendar year) and (y) to keep such Shelf Registration Statement continuously effective for a period of one year (or, if shorter, the period after which Rule 144(d) generally becomes available to non-affiliates of the Issuer) from the effective date of the Shelf Registration Statement (subject to extension pursuant to Sections 2(d) and 3(h)); provided, however, that if such Shelf Registration Statement has been filed solely at the request of the Supporting Creditors pursuant to clause (iii)(B) of this Section 2(b), the Issuer shall only be required to use its best efforts to keep such Shelf Registration Statement continuously effective for a period of one year from the date of issuance of the Securities (subject to extension pursuant to Sections 2(d) and 3(h)) or until all of the Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding; provided further, however, that no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the prospectus forming a part thereof for resales of Registrable Securities unless such holder is an Electing Holder. The Issuer further agrees to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Issuer for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Issuer agrees to furnish to each Electing Holder copies of any such supplement or amendment promptly after its being used or promptly following its filing with the Commission.

6

(c) If (i) the Exchange Offer Registration Statement (or a Shelf Registration Statement in lieu thereof) is not filed on or before September 30, 2022, (ii) the Exchange Offer Registration Statement (or a Shelf Registration Statement in lieu thereof) is not declared effective by the Commission on or before March 1, 2023, (iii) the Exchange Offers are not consummated on or before April 5, 2023, (iv) a Shelf Registration Statement required to be filed is not filed on or before the date specified above for such filing, (v) a Shelf Registration Statement otherwise required to be filed is not declared effective on or before the date specified above for effectiveness thereof or (vi) a Shelf Registration Statement is declared effective but thereafter, subject to certain exceptions, ceases to be effective or usable (whether due to a stop order or otherwise) in connection with resales of Registrable Securities during the period specified in Section 2(b) above (each such event referred to in clauses (i) through (vi) above, a “Registration Default”), then, in the case of a Registration Default referred to in clause (i), (ii) or (iii) above, the interest rate on all Registrable Securities or, in the case of a Registration Default referred to in clause (iv), (v) or (vi) above, the interest rate on the Registrable Securities to which such Registration Default relates, will increase by 0.25% per annum with respect to each 90-day period that passes until all such Registration Defaults have been cured, up to a maximum amount of 1.00% per annum (“Additional Interest”); provided, however, that such Additional Interest will cease to accrue at the later of (i) the date on which the Securities become freely transferable pursuant to Rule 144 and (ii) the date on which the Barclays Capital U.S. Aggregate Bond Index is modified to permit the inclusion of freely transferable securities that have not been registered under the Securities Act. Upon the cure of any such Registration Default, the interest rate borne by the Registrable Securities shall be reduced thereafter by the full amount of any such increase or increases that resulted from such Registration Default.

The Issuer shall notify the Trustee within three business days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an “Event Date”). Additional Interest shall be paid by depositing with the Trustee, in trust, for the benefit of the holders, on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each interest payment date to the record holder entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Event Date.

(d) Any Exchange Offer Registration Statement pursuant to Section 2(a) and any Shelf Registration Statement pursuant to Section 2(b) will not be deemed to have become effective unless it has been declared effective by the Commission; provided, however, that, if after it has been declared effective, the offering of Securities pursuant to a Shelf Registration Statement is subject to any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Registration Statement will be deemed not to have been effective for such Securities during the period it was so subject, until the offering of such Securities pursuant to such Registration Statement may legally resume.

7

In no event shall the Issuer be deemed to be in breach of its obligations under the second paragraph of Section 2(b) nor shall a Registration Default described in Section 2(c)(vi) be deemed to have occurred (i) as a result of any action required by applicable law which renders the Issuer unable to comply with the Commission disclosure requirements or (ii) if compliance with its obligations under this Agreement to maintain the effectiveness of, supplement or amend any Registration Statement, upon advice of U.S. counsel to the Issuer, would require additional disclosure of material non-public information by the Issuer or its subsidiaries as to which, and so long as, the Issuer or its subsidiaries has a bona fide business purpose in preserving its confidentiality; provided, however, that the maximum period of time during which the Issuer shall be entitled to postpone the effectiveness, supplementing or amending of any Registration Statement pursuant to clause (ii) of this paragraph shall be 45 calendar days; provided, further, that (x) upon the exercise of its right under clause (ii) of this paragraph to postpone the effectiveness, supplementing or amending of any such Registration Statement, the Issuer shall give the holders prompt written notice of such exercise and an approximation of the anticipated length of such postponement and (y) after the exercise of its right under clause (ii) of this paragraph to postpone the effectiveness, supplementing or amending of any such Registration Statement, the Issuer shall not, within six months of the expiration of any such postponement, exercise again its right of postponement under clause (ii) of this paragraph. The holders hereby acknowledge that any notice given by the Issuer pursuant to this paragraph may constitute material non-public information and that the United States securities laws prohibit any person who has material non-public information about a company from purchasing or selling securities of the company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

(e) The Issuer shall take all actions necessary or advisable to cause the Guaranties to be registered under the registration statement contemplated in Section 2(a) or 2(b) hereof, as applicable.

(f) Any reference herein to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time and any reference herein to any post-effective amendment to a registration statement as of any time shall be deemed to include any document incorporated, or deemed to be incorporated, therein by reference as of such time.

3. Registration Procedures.

If the Issuer files a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

(a) At or before the Effective Time of the Exchange Offers or the Shelf Registration, as the case may be, the Issuer shall cause the Indenture to be qualified under the Trust Indenture Act.

(b) In the event that such qualification would require the appointment of a new trustee under the Indenture, the Issuer shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

8

(c) In connection with the Issuer’s obligations with respect to the registration of Exchange Securities as contemplated by Section 2(a) (the “Exchange Registration”), if applicable, the Issuer shall, as soon as practicable (or as otherwise specified):

(i) prepare and file with the Commission, as soon as practicable but no later than September 30, 2022, an Exchange Offer Registration Statement on any form which may be utilized by the Issuer and which shall permit the Exchange Offers and use its best efforts to cause such Exchange Offer Registration Statement to become effective as soon as practicable thereafter, but no later than March 1, 2023;

(ii) prepare and file with the Commission such amendments and supplements to such Exchange Offer Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Offer Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Offer Registration Statement, and promptly provide each broker-dealer holding Exchange Securities that has identified itself to the Issuer as such with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of Exchange Securities;

(iii) promptly notify each broker-dealer that has identified itself to the Issuer as such and requested copies of the prospectus included in such registration statement, and confirm such advice in writing, (A) when such Exchange Offer Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Offer Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission or by the blue sky or securities commissioner or regulator of any state for amendments or supplements to such Exchange Offer Registration Statement or prospectus or for additional information after such Exchange Offer Registration Statement has become effective, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Offer Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Issuer contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Offer Registration Statement, prospectus, prospectus amendment or supplement or post-effective prospectus amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and each such broker-dealer agrees to suspend use of such prospectus, prospectus amendment or supplement or post-effective amendment until the Issuer has amended or supplemented the prospectus to correct such misstatement or omission;

9

(iv) in the event that the Issuer would be required, pursuant to Section 3(c)(iii)(F) above, to notify each broker-dealer holding Exchange Securities that has identified itself to the Issuer as such, without delay prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(v) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such Exchange Offer Registration Statement or any post-effective amendment thereto at the earliest practicable date;

(vi) use its best efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of the Exchange Offers, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities that has identified itself to the Issuer as such to consummate the disposition thereof in such jurisdictions; provided, however, that the Issuer shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders; and

(vii) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders, as soon as practicable but no later than 24 months after the effective date of such Exchange Offer Registration Statement, an earnings statement of the Issuer and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Issuer, Rule 158 thereunder) (it being understood that the Issuer may satisfy its obligations under this clause through the filing of its annual report on Form 20-F for the first full fiscal year after such effective date).

10

(d) In connection with the Issuer’s obligations with respect to the Shelf Registration, if applicable, the Issuer shall, as soon as practicable (or as otherwise specified):

(i) prepare and file with the Commission, as soon as practicable but in any case within the time periods specified in Section 2(b), a Shelf Registration Statement on any form which may be utilized by the Issuer and which shall register all of the Registrable Securities for resale by the Electing Holders in accordance with such method or methods of disposition as may be specified by such Electing Holders and use its best efforts to cause such Shelf Registration Statement to become effective as soon as practicable but in any case within the time periods specified in Section 2(b);

(ii) not less than 15 calendar days prior to the Effective Time of the Shelf Registration Statement, mail the Notice and Questionnaire to the holders of Registrable Securities; no holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement, and no holder shall be entitled to use the prospectus forming a part thereof for resales of Registrable Securities at any time, unless such holder has returned a completed and signed Notice and Questionnaire to the Issuer by the deadline for response set forth therein; provided, however, that holders of Registrable Securities shall have at least 15 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to the Issuer;

(iii) prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement, and furnish to the Electing Holders copies of any such supplement or amendment simultaneously with or promptly after its being used or filed with the Commission;

(iv) before filing any Shelf Registration Statement or prospectus and each amendment or supplement thereto, provide (A) the Electing Holders, (B) the managing underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act), if any, thereof, (C) counsel for any such managing underwriter or agent and (D) not more than one counsel for all of the Electing Holders, the opportunity to participate in the preparation of such Shelf Registration Statement, each prospectus included therein or filed with the Commission and each amendment or supplement thereto;

(v) for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Issuer’s principal place of business or such other reasonable place for inspection by the persons referred to in Section 3(d)(iv) above who shall certify to the Issuer that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration such financial and other information

11

and books and records of the Issuer, and cause the officers, employees, counsel and independent certified public accountants of the Issuer to respond to such inquiries, as shall be reasonably necessary, in the reasonable judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Issuer as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), (B) such person shall be required so to disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Issuer prompt prior written notice of such requirement) unless such release is against Mexican law, or (C) in an opinion addressed to the Issuer of counsel experienced in such matters and approved by the Issuer, such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(vi) promptly notify each of the Electing Holders, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) and confirm such advice in writing, (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission and by the blue sky or securities commissioner or regulator of any state for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information after such Shelf Registration has become effective, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Issuer contemplated by Section 3(d)(xiii) or Section 5 or contained in any underwriting agreement or similar agreement relating to the offering cease to be true and correct in all material respects, (E) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

12

(vii) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

(viii) if requested by any managing underwriter or underwriters, or any Electing Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, or such Electing Holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the principal amount of Registrable Securities being sold by such Electing Holder or to any underwriters, the name and description of such Electing Holder or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such Electing Holder or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(ix) furnish to each Electing Holder, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(d)(iv) an executed copy (or, in the case of an Electing Holder, a conformed copy) of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of an Electing Holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless reasonably so requested by such Electing Holder, agent or underwriter, as the case may be) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and such other documents, as such Electing Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such Electing Holder, offered or sold by such agent or underwritten by such underwriter and to permit such Electing Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Issuer hereby consents (subject to Section 3(h)) to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such Electing Holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Issuer, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

13

(x) use best efforts to (A) register or qualify the Registrable Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions as any Electing Holder and each underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period the Shelf Registration is required to remain effective under Section 2(b) and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such Electing Holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Issuer shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(x), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

(xi) unless any Registrable Securities shall be in book-entry only form, cooperate with the Electing Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, and, in the case of an underwritten offering, enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

(xii) enter into one or more underwriting agreements, engagement letters, agency agreements, “best efforts” underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith as any Electing Holders aggregating at least 20% in aggregate principal amount of the Registrable Securities at the time outstanding shall request in order to expedite or facilitate the disposition of such Registrable Securities;

(xiii) whether or not an agreement of the type referred to in Section 3(d)(xii) hereof is entered into and whether or not any portion of the offering contemplated by the Shelf Registration is an underwritten offering or is made through a placement or sales agent or any other entity, (A) make such representations and warranties to the Electing Holders and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with an offering of debt securities pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration; (B) obtain opinions of counsel customary for a public offering of Securities to the Issuer in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, or, in the event there are no managing underwriters, the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding may reasonably request, addressed to the managing underwriters (if any) or such Electing Holder or Electing Holders and dated the effective date of such Shelf Registration Statement; (C) obtain a “cold comfort” letter or letters from the independent certified public accountants of the Issuer addressed to the managing underwriters (if any) or, in the event there are no managing underwriters, use reasonable efforts to have such letters addressed to the selling Electing Holders, dated (i) the effective date of such Shelf Registration Statement and (ii) the effective date of any prospectus supplement to the prospectus included in such Shelf Registration Statement or post-effective amendment to such Shelf Registration Statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers’ certificates, as may be reasonably requested by any Electing Holders of at least 20% in aggregate principal amount of the Registrable Securities at the time outstanding or the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause (A) above or those contained in Section 5 hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Issuer; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Section 6 hereof;

14

(xiv) notify in writing each holder of Registrable Securities of any proposal by the Issuer to amend or waive any provision of this Agreement pursuant to Section 9(g) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

(xv) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of the Conduct Rules (the “Conduct Rules”) of the Financial Industry Regulatory Authority (“FINRA”, formerly the National Association of Securities Dealers, Inc.) or any successor thereto, as amended from time to time) thereof, whether as a holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Conduct Rules, including by (A) if such Conduct Rules shall so require, engaging a “qualified independent underwriter” (as defined in such Conduct Rules) to participate in the preparation of the Shelf Registration Statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Shelf Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Registrable Securities, (B) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 6 hereof (or to such other customary extent as may be requested by such underwriter), and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Conduct Rules; and

15

(xvi) comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable but, in any event, not later than 24 months after the effective date of such Shelf Registration Statement, an earnings statement of the Issuer and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Issuer, Rule 158 thereunder) (it being understood that the Issuer may satisfy its obligations under this clause through the filing of its annual report on Form 20-F for the first full fiscal year after such effective date).

(e) In the event that the Issuer would be required, pursuant to Section 3(d)(vi)(F) above, to notify the Electing Holders and the managing underwriters, if any, thereof, the Issuer shall without delay prepare and furnish to each of the Electing Holders and to each such underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Electing Holder agrees that upon receipt of any notice from the Issuer pursuant to Section 3(d)(vi)(F) above, such Electing Holder shall forthwith discontinue the disposition of Registrable Securities pursuant to the Shelf Registration Statement applicable to such Registrable Securities until such Electing Holder shall have received copies of such amended or supplemented prospectus, and if so directed by the Issuer, such Electing Holder shall deliver to the Issuer (at the Issuer’s expense) all copies, other than permanent file copies, then in such Electing Holder’s possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

(f) In the event of a Shelf Registration, in addition to the information required to be provided by each Electing Holder in its Notice Questionnaire, the Issuer may require such Electing Holder to furnish to the Issuer such additional information regarding such Electing Holder and such Electing Holder’s intended method of distribution of Registrable Securities as the Issuer may, after consulting with counsel, determine is required in order to comply with the Securities Act. Each such Electing Holder agrees to notify the Issuer as promptly as practicable of any inaccuracy or change in information previously furnished by such Electing Holder to the Issuer or of the occurrence of any event in either case as a result of which any prospectus relating to such Shelf Registration contains or would contain an untrue statement of a material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities or omits to state any material fact regarding such Electing Holder or such Electing Holder’s intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Issuer any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Electing Holder or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

16

(g) Until the expiration of one year after the Settlement Date, the Issuer will not, and will not permit any of the Issuer’s direct and indirect subsidiaries or the Guarantors to, resell any of the Securities that have been reacquired by any of them except pursuant to an effective registration statement under the Securities Act.

(h) In the case of a Shelf Registration Statement or the notification of the Issuer by broker-dealers seeking to sell Exchange Securities and required to deliver prospectuses that will be utilizing the prospectus contained in the Exchange Offer Registration Statement, each holder agrees that, upon receipt of any notice from the Issuer of (i) the happening of any event of the kind described in any of clauses (B) – (F) of Section 3(d)(vi) or (ii) the exercise of the Issuer’s right, under clause (ii) of the second paragraph of Section 2(d), to postpone the effectiveness, supplementing or amending of any such Registration Statement, such holder will forthwith discontinue disposition of Securities pursuant to the applicable Registration Statement until such holder receives the copies of the supplemented or amended prospectus contemplated by Section 3(c)(iv) or Section 3(e) or until such holder is advised in writing (the “Advice”) by the Issuer that the use of the applicable prospectus may be resumed, and, if so directed by the Issuer, such holder will deliver to the Issuer (at the Issuer’s expense) all copies in such holder’s possession, other than permanent file copies, of the prospectus covering such Securities current at the time of receipt of such notice. If the Issuer shall give any such notice to suspend the disposition of any Securities pursuant to a Registration Statement, the Issuer shall use its best efforts to file a supplement or an amendment to the Registration Statement and, in the case of an amendment, have such amendment declared effective as soon as practicable and shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Issuer shall have made available to the holders (i) copies of the supplemented or amended prospectus necessary to resume such dispositions or (ii) the Advice.

4. Registration Expenses.

The Issuer agrees, unless otherwise agreed in writing among the Issuer and the Supporting Creditors, to bear and to pay or cause to be paid promptly the following expenses incident to the Issuer’s performance of or compliance with this Agreement: (a) all Commission and any FINRA registration, filing and review fees and other expenses (except as noted herein) in connection with the registration of the Securities with the Commission in connection with such registration, filing and review; (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the state securities and blue sky laws referred to in Section 3(d)(x) hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the Electing Holders may designate, including any fees and disbursements of counsel for the Electing Holders or underwriters in connection with such qualification; (c) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and any counsel for the Trustee and of any collateral agent or custodian; (d) internal expenses (including all salaries and expenses of the Issuer’s officers and employees performing legal or accounting duties); (e) reasonable and duly documented fees, disbursements and expenses of counsel and independent certified public accountants of the Issuer (including the expenses of any opinions or “cold comfort” letters required by or incident to such performance and compliance); (f) fees, disbursements and expenses of one counsel for the Electing Holders retained in connection with a Shelf Registration, as selected by the Electing Holders of at least a majority in aggregate principal amount of the Registrable Securities held by Electing Holders (which counsel shall be reasonably satisfactory to the Issuer); (g) fees, expenses and disbursements of any other persons, including special experts, retained by the Issuer in connection with such registration; (h) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing (including the cost of preparing such registration statement, prospectus, amendment or supplement for filing with the Commission in electronic format), the expenses of preparing the Securities for delivery and the expenses of printing or producing any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities to be disposed of (including certificates representing the Securities); (i) messenger, telephone and delivery expenses relating to the offering, sale or delivery of Securities and the preparation of documents referred in clause (h) above; (j) fees and disbursements and expenses of any “qualified independent underwriter” engaged pursuant to Section 3(d)(xv) hereof; (k) any fees charged by securities rating services for rating the Securities (limited to the one-time payment of Moody’s quarterly fee for the current quarter, as well as the one-time payment of Moody’s transaction fee, as it relates to the initial sale of the Securities); and (l) any fees associated with listing the Exchange Securities on the Luxembourg Stock Exchange and the consummation by the transactions contemplated by this Agreement in Luxembourg (collectively, the “Registration Expenses”). Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.

17

5. Representations and Warranties.

The Issuer represents and warrants to, and agrees with, the Supporting Creditors and each of the holders from time to time of Registrable Securities that:

(a) The compliance by the Issuer with the provisions of this Agreement, and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material agreement or material instrument to which the Issuer or any of the Guarantors is a party or by which the Issuer or any of the Guarantors is bound or to which any of the property or assets of the Issuer or any of the Guarantors is subject, nor will such action result in any violation of the provisions of the Ley de Petróleos Mexicanos (the “Petróleos Mexicanos Law”) and related regulations or any other statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or any of the Guarantors or any of its or their respective properties;

(b) This Agreement has been duly authorized, executed and delivered by the Issuer.

18

6. Indemnification.

(a) Indemnification by the Issuer. The Issuer will indemnify and hold harmless each of the holders of Registrable Securities included in an Exchange Offer Registration Statement, each of the Electing Holders of Registrable Securities included in a Shelf Registration Statement and each person who participates as an underwriter in any offering or sale of such Registrable Securities against any losses, claims, damages or liabilities, joint or several, to which such holder or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Exchange Offer Registration Statement or Shelf Registration Statement, as the case may be (or any amendment or supplement thereto), under which such Registrable Securities were registered under the Securities Act, including all exhibits therein and documents incorporated by reference thereto, or any preliminary or final prospectus contained therein or furnished by the Issuer to any such holder, Electing Holder or underwriter, or any amendment or supplement thereto, or any free writing prospectus (as defined in Rule 405) prepared by or on behalf of the Issuer or used or referred to by the Issuer in connection with the Exchange Offers or the Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse such holder, such Electing Holder and such underwriter for any reasonable and duly documented legal or other expenses incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Issuer shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuer by such person expressly for use therein.

(b) Indemnification by the Holders and Underwriters. The Issuer may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2(b) hereof and to entering into any underwriting agreement with respect thereto, that the Issuer shall have received an undertaking reasonably satisfactory to it from the Electing Holder of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Issuer and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Issuer or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Issuer to any such Electing Holder or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by such Electing Holder or underwriter expressly for use therein, and (ii) reimburse the Issuer for any reasonable and duly documented legal or other expenses incurred by the Issuer in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Electing Holder shall be required to undertake liability to any person under this Section 6(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Electing Holder from the sale of such Electing Holder’s Registrable Securities pursuant to such registration.

19

(c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under Section 6(a) or Section 6(b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 6(a) or Section (b) above. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable and duly documented costs in a manner customary for the indemnified party of investigation. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be unreasonably withheld. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Contribution. If for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein although applicable in accordance with their terms, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’ and any underwriters’ obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

20

(e) The obligations of the Issuer under this Section 6 shall be in addition to any liability which the Issuer may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each holder and underwriter and each person, if any, who controls any holder, agent or underwriter within the meaning of the Securities Act, and the obligations of the holders and any agents or underwriters contemplated by this Section 6 shall be in addition to any liability which the respective holder, agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Issuer (including any person who, with his consent, is named in any registration statement as about to become a director of the Issuer) and to each person, if any, who controls the Issuer within the meaning of the Securities Act.

7. Underwritten Offerings.

(a) Selection of Underwriters. If any of the Registrable Securities covered by the Shelf Registration are to be sold pursuant to an underwritten offering, the managing underwriter or underwriters thereof shall be designated by Electing Holders holding at least a majority in aggregate principal amount of the Registrable Securities to be included in such offering, provided, however, that such designated managing underwriter or underwriters is or are acceptable to the Issuer.

21

(b) Participation by Holders. Each holder of Registrable Securities hereby agrees with each other such holder that no such holder may participate in any underwritten offering hereunder unless such holder (i) agrees to sell such holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

8. Rule 144.

The Issuer covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, the Issuer shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities in connection with that holder’s sale pursuant to Rule 144, the Issuer shall deliver to such holder a written statement as to whether it has complied with such requirements.

9. Miscellaneous.

(a) No Inconsistent Agreements. The Issuer represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Registrable Securities or any other securities which would be inconsistent with the rights granted to the holders of the Registrable Securities in this Agreement.

(b) Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, as follows: If to the Issuer, to it at Petróleos Mexicanos, Avenida Marina Nacional No. 329, Colonia Verónica Anzures, Ciudad de México, 11300, México, and if to a holder, to the address of such holder set forth in the security register or other records of the Issuer, or to such other address as the Issuer or any such holder may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

(c) Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and the holders from time to time of the Registrable Securities and the respective successors and assigns of the parties hereto and such holders. In the event that any transferee of any holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be deemed a beneficiary hereof for all purposes, and such Registrable Securities shall be held subject to all of the terms of this Agreement; and by taking and holding such Registrable Securities such transferee shall be entitled to receive the benefits of, and be conclusively deemed to have agreed to be bound by, all of the applicable terms and provisions of this Agreement. If the Issuer shall so request, any such successor, assign or transferee shall agree in writing to acquire and hold the Registrable Securities subject to all of the applicable terms hereof.

22

(d) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any holder of Registrable Securities, the Issuer, any director, officer or partner of such holder or the Issuer, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive delivery of and payment for the Registrable Securities pursuant to the Terms Agreement and the transfer and registration of Registrable Securities by such holder and the consummation of an Exchange Offer.

(e) Governing Law. This Agreement, and any claim, controversy or dispute relating to or arising out of this Agreement, shall be governed by and construed in accordance with the laws of the State of New York except that the authorization and execution of this Agreement by the Issuer shall be governed by the laws of the United Mexican States.

(f) Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

(g) Entire Agreement; Amendments. This Agreement and the other writings referred to herein (including the Indenture and the form of Securities) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings among any of the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Issuer and the holders of at least a majority in aggregate principal amount of the Registrable Securities at the time outstanding. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver effected pursuant to this Section 9(g), whether or not any notice, writing or marking indicating such amendment or waiver appears on such Registrable Securities or is delivered to such holder.

(h) Counterparts. This Agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

(i) Commercial Activity. The Issuer and each of the Guarantors are subject to civil and commercial law with respect to their obligations, as applicable, under the Agreements and the Securities. Neither the Issuer nor any of the Guarantors is entitled to any immunity, whether on grounds of sovereign immunity or otherwise, from any legal proceedings (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) to enforce or collect upon this Agreement, the Indenture, the Guaranty Agreement, the Securities, or any other liability or obligation of the Issuer and/or each of the Guarantors related to or arising from the transactions contemplated thereby in respect of itself or its property.

23

(j) Agent for Service; Submission to Jurisdiction; Waiver of Immunities. The Issuer hereby appoints the Consul General of Mexico in New York City, its delegates or its successors as its authorized agent (the “Authorized Agent”) upon which process may be served in any action by any Supporting Creditor, or by any persons controlling such Supporting Creditor, arising out of or based upon this Agreement which each of the parties hereto hereby agrees that, in respect of any actions brought against it as a defendant may be instituted in the U.S. District Court for the Southern District of New York and any appellate court or body thereto (collectively, the “Federal Courts”) referred to below. Each of the parties hereto irrevocably submits to the jurisdiction of the Federal Courts in respect of any action arising out of or based upon this Agreement and irrevocably waives any objection which it may now or hereafter have to the laying of venue of any such action in any such court, and each such party further waives any right to which it may be entitled on account of present or future residence or domicile. The appointment made by the Issuer shall be irrevocable as long as any of the Securities remain outstanding, unless and until a successor agent shall have been appointed the Issuer’s Authorized Agent and such successor agent shall have accepted such appointment. The Issuer will take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment or appointments in full force and effect as aforesaid. Service of process upon the Authorized Agent at 27 East 39th Street, New York, New York 10016, and written notice of such service mailed or delivered to the Issuer at the address set forth in Section 9(b) above shall be deemed, in every respect, effective service of process upon the Issuer. The Issuer hereby waives irrevocably any immunity from jurisdiction to which it might otherwise be entitled (including, to the extent applicable, sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any such action in any federal court in The City of New York, or in any competent court in Mexico, subject to certain restrictions pursuant to applicable law.

24

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement among the Supporting Creditors and the Issuer.

Very truly yours,

PETRÓLEOS MEXICANOS

By:	/s/ José Alberto Jiménez Hernández
Name: José Alberto Jiménez Hernández
Title: Associate Managing Director of Finance

[Registration Rights Agreement Signature Page]

Accepted as of the date hereof:

SUPPORTING CREDITOR

GASODUCTOS DEL SURESTE S. DE R.L. DE C.V.

By:	/s/ Tania Ortiz Mena López Negrete
Name: Tania Ortiz Mena López Negrete
Title: Attorney in Fact

Accepted as of the date hereof:

SUPPORTING CREDITOR

Cameron de Mexico S.A. de C.V.

By:	/s/ Enrique Antonio Cuevas Aguero
Name: Enrique Antonio Cuevas Aguero
Title: Treasurer

Accepted as of the date hereof:

SUPPORTING CREDITOR

OPERADOR CICSA S.A. DE C.V.

By:	/s/ Arturo Spinola Garcia
Name: Arturo Spinola Garcia
Title: Attorney in fact

By:	/s/ Sergio Mendoza Rodriguez
Name: Sergio Mendoza Rodriguez
Title: Attorney in fact

Accepted as of the date hereof:

SUPPORTING CREDITOR

DOWELL SCHLUMBERGER DE MEXICO S.A. DE C.V.

By:	/s/ Enrique Antonio Cuevas Aguero
Name: Enrique Antonio Cuevas Aguero
Title: Treasurer

Accepted as of the date hereof:

SUPPORTING CREDITOR

COFLI TUBE FITTINGS MEXICO S.A. DE C.V.

By:	/s/ Edgar Briceño Garcia
Name: Edgar Briceño Garcia
Title: MR.

Accepted as of the date hereof:

SUPPORTING CREDITOR

Baker Hughes de Mexico, S. De R.L. de C.V.

By:	/s/ Cesar Miguel Pulido Jimenez
Name: Cesar Miguel Pulido Jimenez
Title: Legal Representative

By:	/s/ Roberto Carlos Machorro Arenas
Name: Roberto Carlos Machorro Arenas
Title: Legal Representative

Accepted as of the date hereof:

SUPPORTING CREDITOR

COMPAÑIA MEXICANA DE EXPLORACIONES S.A. DE C.V.

By:	/s/ Maricela Gonzalez Mendez
Name: Maricela Gonzalez Mendez
Title: Directora General

Accepted as of the date hereof:

SUPPORTING CREDITOR

Geoquest Systems B.V.

By:	/s/ Mohammad Shecawara
Name: Mohammad Shecawara
Title: Director

Accepted as of the date hereof:

SUPPORTING CREDITOR

Cotemar, S.A. de C.V.

By:	/s/ Javier Eduardo Bortoni Olivares
Name: Javier Eduardo Bortoni Olivares
Title: CFO

Accepted as of the date hereof:

SUPPORTING CREDITOR

KDM Fire Systems, S.A.P.I. de C.V.

By:	/s/ Miguel Valenzuela Gorozpe
Name: Miguel Valenzuela Gorozpe
Title: Legal Representative

By:	/s/ Adrián Eugenio Bisiacchi Kauffman
Name: Adrián Eugenio Bisiacchi Kauffman
Title: Legal Representative

Accepted as of the date hereof:

SUPPORTING CREDITOR

MANTENIMIENTO EXPRESS MARÍTIMO S.A.P.I. DE C.V.

By:	/s/ Alejandro Romano Baez
Name: Alejandro Romano Baez
Title: Legal Representative

Accepted as of the date hereof:

SUPPORTING CREDITOR

GSM BRONCO S.A. DE C.V.

By:	/s/ Arturo Spinola Garcia
Name: Arturo Spinola Garcia
Title: Attorney in fact

By:	/s/ Sergio Juventino Mendoza Rodriguez
Name: Sergio Juventino Mendoza Rodriguez
Title: Attorney in fact

Accepted as of the date hereof:

SUPPORTING CREDITOR

IBEROAMERICANA DE HIDOCARBUROS S.A. DE C.V.

By:	/s/ Miguel Ángel Spínola Robles
Name: Miguel Ángel Spínola Robles
Title: Legal Representative

Accepted as of the date hereof:

SUPPORTING CREDITOR

NABORS PERFORACIONES DE MEXICO, S DE RL DE CV

By:	/s/ Diego Suarez Brito
Name: Diego Suarez Brito
Title: Legal Representative

Accepted as of the date hereof:

SUPPORTING CREDITOR

IBEROAMERICANA DE HIDROCARBUROS CQ, EXPLORACION & PRODUCCION DE MEXICO SA DE CV

By:	/s/ Miguel Ángel Spínola Robles
Name: Miguel Ángel Spínola Robles
Title: Legal Representative

Accepted as of the date hereof:

SUPPORTING CREDITOR

OPEX PERFORADORA S.A. DE C.V.

By:	/s/ Gustavo Martín Aguirre Piris
Name: Gustavo Martín Aguirre Piris
Title: Legal Representative

Accepted as of the date hereof:

SUPPORTING CREDITOR

Nuovo Pignone International Srl

By:	/s/ Paolo Ruggeri
Name: Paolo Ruggeri
Title: Legal Representative

Accepted as of the date hereof:

SUPPORTING CREDITOR

HALLIBURTON DE MEXICO S DE RL DE CV

By:	/s/ Ingrid Maria Montes Melgarejo
Name: Ingrid Maria Montes Melgarejo
Title: Legal Representative

Accepted as of the date hereof:

SUPPORTING CREDITOR

Operaciones Petroleras Soledad, S. De R.L. de C.V.

By:	/s/ Cesar Miguel Pulido Jimenez
Name: Cesar Miguel Pulido Jimenez
Title: Legal Representative

By:	/s/ Roberto Carlos Machorro Arenas
Name: Roberto Carlos Machorro Arenas
Title: Legal Representative

Accepted as of the date hereof:

SUPPORTING CREDITOR

PETROBAL UPSTREAM DELTA 1, S.A. DE C.V.

By:	/s/ Ing. Juan Bordes Aznar
Name: Ing. Juan Bordes Aznar
Title: Attorney-in-Fact

By:	/s/ Ing. Carlos Arnoldo Morales Gil
Name: Ing. Carlos Arnoldo Morales Gil
Title: Attorney-in-Fact

Accepted as of the date hereof:

SUPPORTING CREDITOR

PANTERA EXPLORACIÓN Y PRODUCCIÓN 2.2, S.A.P.I. DE C.V.

By:	/s/ Warren Michael Levy
Name: Warren Michael Levy
Title: Chief Executive Officer

Accepted as of the date hereof:

SUPPORTING CREDITOR

SEADRILL TITANIA DE MEXICO S DE RL DE CV

By:	/s/ Luis Carlos Hanzelmann Mariano
Name: Luis Carlos Hanzelmann Mariano
Title: Director of Operations

Accepted as of the date hereof:

SUPPORTING CREDITOR

PERFORACIONES ESTRATÉGICAS E INTEGRALES MEXICANA, S.A. DE C.V.

By:	/s/ Miguel Ángel Sánchez Montalvo
Name: Miguel Ángel Sánchez Montalvo
Title: Legal Representative

Accepted as of the date hereof:

SUPPORTING CREDITOR

PERFORACIONES PROFESIONAL AKAL 1, S.A. DE C.V.

By:	/s/ César Augusto Granados Santos
Name: César Augusto Granados Santos
Title: Legal Representative

Accepted as of the date hereof:

SUPPORTING CREDITOR

SEADRILL COURAGEOUS DE MEXICO S DE RL DE CV

By:	/s/ Luis Carlos Hanzelmann Mariano
Name: Luis Carlos Hanzelmann Mariano
Title: Director of Operations

Accepted as of the date hereof:

SUPPORTING CREDITOR

SEADRILL OBERON DE MEXICO S DE RL DE CV

By:	/s/ Luis Carlos Hanzelmann Mariano
Name: Luis Carlos Hanzelmann Mariano
Title: Director of Operations

Accepted as of the date hereof:

SUPPORTING CREDITOR

SEADRILL INTREPID DE MEXICO S DE RL DE CV

By:	/s/ Luis Carlos Hanzelmann Mariano
Name: Luis Carlos Hanzelmann Mariano
Title: Director of Operations

Accepted as of the date hereof:

SUPPORTING CREDITOR

SEADRILL DEFENDER DE MEXICO S DE RL DE CV

By:	/s/ Luis Carlos Hanzelmann Mariano
Name: Luis Carlos Hanzelmann Mariano
Title: Director of Operations

Accepted as of the date hereof:

SUPPORTING CREDITOR

PETROSERVICIOS INTEGRALES MEXICO SA DE CV.

By:	/s/ Bertino Alejadro Custodio
Name: Bertino Alejadro Custodio
Title: Apoderado Legal

Accepted as of the date hereof:

SUPPORTING CREDITOR

SERVICIOS MULTIPLES DE BURGOS SA DE CV

By:	/s/ Gonzalo Alejandro Fernandez Lobbe
Name: Gonzalo Alejandro Fernandez Lobbe
Title: Legal Representative

By:	/s/ Gerardo Carvajal Udave
Name: Gerardo Carvajal Udave
Title: Legal Representative

Accepted as of the date hereof:

SUPPORTING CREDITOR

TUBOS DE ACERO DE MÉXICO, S.A.

By:	/s/ Sergio Agustín de la Maza Jiménez
Name: Sergio Agustín de la Maza Jiménez
Title: Legal Representative

By:	/s/ Mónica Pilar Bulzomi
Name: Mónica Pilar Bulzomi
Title: Legal Representative

Accepted as of the date hereof:

SUPPORTING CREDITOR

Tidewater de Mexico, S. de R.L. de C.V.

By:	/s/ Gonzalo Cervera Ramirez
Name: Gonzalo Cervera Ramirez
Title: Legal Representative

Accepted as of the date hereof:

SUPPORTING CREDITOR

By:	/s/ Carlos Elias Garcia Arelle
Name: Carlos Elias Garcia Arelle
Title: Director General

By:	/s/ Gerardo Arturo Garcia Lopez
Name: Gerardo Arturo Garcia Lopez
Title: Legal Representative

By:	/s/ Aurora Garcia Lopez
Name: Aurora Garcia Lopez
Title: Legal Representative

Accepted as of the date hereof:

SUPPORTING CREDITOR

By:	/s/ Armando Delgado Martinez
Name: Armando Delgado Martinez
Title: Representante Legal

Accepted as of the date hereof:

SUPPORTING CREDITOR

TUBACERO, S DE R.L. DE C.V.

By:	/s/ Javier Lopez Salinas
Name: Javier Lopez Salinas
Title: Tresorero

Accepted as of the date hereof:

SUPPORTING CREDITOR

TUBOALEACIONES SA DE CV

By:	/s/ Carlos Elias Garcia Arelle
Name: Carlos Elias Garcia Arelle
Title: Legal Representatives

By:	/s/ Gustavo Adolfo Lopez Fajardo
Name: Gustavo Adolfo Lopez Fajardo
Title: Legal Representatives

Accepted as of the date hereof:

SUPPORTING CREDITOR

WINTERSHALL DEA MÉXICO S. DE R.L. DE C.V.

By:	/s/ Martin Jungbluth
Name: Martin Jungbluth
Title: Legal Representative

By:	/s/ Juan Pablo Gress Díaz
Name: Juan Pablo Gress Díaz
Title: Legal Representative

Accepted as of the date hereof:

SUPPORTING CREDITOR

WEATHERFORD DE MEXICO S DE RL DE CV

By:	/s/ Rafael Jose Angeli Arab
Name: Rafael Jose Angeli Arab
Title: LAM Geozone Finance Controller

Accepted as of the date hereof:

SUPPORTING CREDITOR

SERVICIOS COMPRESIÓN DE GAS CA-KU-A1 SAPI DE CV

By:	/s/ Miguel Ángel Spínola Robles
Name: Miguel Ángel Spínola Robles
Title: Legal Representative

ANNEX 1

Supporting Creditors

1.	BAKER HUGHES DE MEXICO, S. DE R.L. DE C.V.
2.	CAMERON DE MEXICO, S.A. DE C.V.
3.	COFLI TUBE FITTINGS MEXICO, S.A. DE C.V.
4.	COMPANIA MEXICANA DE EXPLORACIONES, S.A. DE C.V.
5.	COTEMAR, S.A. DE C.V.
6.	DOWELL SCHLUMBERGER DE MEXICO, S.A. DE C.V.
7.	GASODUCTOS DEL SURESTE, S. DE R.L. DE C.V.
8.	GEOQUEST SYSTEMS B.V.
9.	GSM-BRONCO, S.A DE C.V.
10.	HALLIBURTON DE MEXICO, S. DE R.L. DE C.V.
11.	IBEROAMERICANA DE HIDROCARBUROS CQ. EXPLORACION & PRODUCCION DE MEXICO, S.A. DE C.V.
12.	IBEROAMERICANA DE HIDROCARBUROS, S.A. DE C.V.
13.	KDM FIRE SYSTEMS, S.A.P.I. DE C.V.
14.	MANTENIMIENTO EXPRESS MARITIMO, S.A.P.I. DE C. V.
15.	NABORS PERFORACIONES DE MEXICO, S. DE R.L. DE C.V.
16.	NUOVO PIGNONE INTERNATIONAL S.R.L.
17.	OPERACIONES PETROLERAS SOLEDAD, S. DE R.L. DE C.V.
18.	OPERADORA CICSA, S.A. DE C.V.
19.	OPEX PERFORADORA, S.A. DE C.V.
20.	PANTERA EXPLORACION Y PRODUCCION 2.2, S.A.P.I. DE C.V.
21.	PERFORACIONES ESTRATEGICAS E INTEGRALES MEXICANA, S.A. DE C.V.
22.	PERFORADORA PROFESIONAL AKAL I, S.A. DE C.V.
23.	PETROBAL UPSTREAM DELTA 1, S.A. DE C.V.
24.	PETROSERVICIOS INTEGRALES MEXICO, S.A. DE C.V.
25.	SEADRILL COURAGEOUS DE MEXICO, S.DE R.L. DE C.V.
26.	SEADRILL DEFENDER DE MEXICO, S. DE R.L. DE C.V.
27.	SEADRILL INTREPID DE MEXICO, S. DE R.L. DE C.V.
28.	SEADRILL OBERON DE MEXICO, S. DE R. L. DE C.V.
29.	SEADRILL TITANIA DE MEXICO, S. DE R.L. DE C.V.
30.	SERVICIO COMPRESION DE GAS CA-KU-A1, S.A.P.I. DE C.V.
31.	SERVICIOS MULTIPLES DE BURGOS, S.A. DE C.V.
32.	TIDEWATER DE MEXICO, S. DE R.L. DE C.V.
33.	TUBACERO, S. DE R.L. DE C.V.
34.	TUBOS DE ACERO DE MEXICO, S.A.
35.	TURBOALEACIONES S.A. DE C.V.
36.	TURBOMAQUINAS, S.A. DE C.V.
37.	VALVULAS DE SEGURIDAD, S.A DE C.V.
38.	WEATHERFORD DE MEXICO, S. DE R.L. DE C.V.
39.	WINTERSHALL DEA MEXICO, S. DE R.L. DE C.V.

Exhibit A

Petróleos Mexicanos

INSTRUCTION TO DTC PARTICIPANTS

(Date of Mailing)

URGENT - IMMEDIATE ATTENTION REQUESTED

DEADLINE FOR RESPONSE: [DATE] *

The Depository Trust Company (“DTC”) has identified you as a DTC Participant through which beneficial interests in the 8.750% Notes due 2029 (CUSIP Nos.: 71654QDJ8 (144A), P7S08VCA7 (Regulation S), and 71654QDK5 (Accredited Investors)) (the “Securities”) of Petróleos Mexicanos (the “Issuer”) are held.

The Issuer is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [Deadline For Response]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact Petróleos Mexicanos, Avenida Marina Nacional No. 329, Colonia Verónica Anzures, Ciudad de México, 11300, México; E-mail: ri@pemex.com, Attention: Relación con Inversionistas.

*	Not less than 28 calendar days from date of mailing.

Petróleos Mexicanos

Notice of Registration Statement

and

Selling Securityholder Questionnaire

(Date)

Reference is hereby made to the Exchange and Registration Rights Agreement dated June 2, 2022 (the “Exchange and Registration Rights Agreement”) among Petróleos Mexicanos (the “Issuer”) and the Supporting Creditors named therein. Pursuant to the Exchange and Registration Rights Agreement, the Issuer intends to file with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form [__] (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Issuer’s 8.750% Notes due 2029 (CUSIP Nos.: 71654QDJ8 (144A), P7S08VCA7 (Regulation S) and 71654QDK5 (Accredited Investors)) (the “Securities”). A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Issuer’s counsel at the address set forth herein for receipt ON OR BEFORE [Deadline for Response]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related prospectus.

ELECTION

The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement. Such holder agrees severally and not jointly, to (i) indemnify and hold harmless the Issuer and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Issuer or such other holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Issuer to any such holder or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by such holder expressly for use therein, and (ii) reimburse the Issuer for any reasonable and duly documented legal or other expenses incurred by the Issuer in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such holder shall be required to undertake liability to any person hereunder for any amounts in excess of the dollar amount of the proceeds to be received by such holder from the sale of such holder’s Registrable Securities pursuant to such registration.

Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Issuer and the Trustee the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Exchange and Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the Issuer and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

(1)                  (a)   Full Legal Name of Selling Securityholder:

__

(b)	Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (3) below:

__

(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in Item (3) below are Held:

__

(2)	Address for Notices to Selling Securityholder:

___________________________
___________________________
___________________________
Telephone:	___________________________
Fax:	___________________________
Contact Person:	___________________________

(3)	Beneficial Ownership of Securities:

Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

(a)	Principal amount of Registrable Securities beneficially owned: ____________
CUSIP	No(s). of such Registrable Securities: ____________________________

(b)	Principal amount of Securities other than Registrable Securities beneficially owned: _______________________________________________________
CUSIP	No(s). of such other Securities: _________________________________

(c)	Principal amount of Registrable Securities that the undersigned wishes to be included in the Shelf Registration Statement:_________________________
CUSIP	No(s). of such Registrable Securities to be included in the Shelf Registration Statement: _____________________________

(4)	Beneficial Ownership of Other Securities of the Issuer and Guarantors:

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Issuer or any Guarantor other than the Securities listed above in Item (3).

State any exceptions here:_______________________________________________________

(5)	Relationships with the Issuer and Guarantors:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Issuer or any of the Guarantors (or their respective predecessors or affiliates) during the past three years.

State any exceptions here:_______________________________________________________

(6)	Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:_______________________________________________________

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Issuer, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related prospectus. The Selling Securityholder understands that such information will be relied upon by the Issuer in connection with the preparation of the Shelf Registration Statement and related prospectus.

In accordance with the Selling Securityholder’s obligation under Section 3(e) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Issuer of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery or air courier guarantying overnight delivery as follows:

To the Issuer:

Petróleos Mexicanos
Avenida Marina Nacional No. 329
Ciudad de México, 11300
México
Attention: Associate Managing Director
of Finance

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Issuer’s counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Issuer and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above). This Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: ______________

______________________________________________________________

Selling Securityholder

(Print/type full legal name of beneficial owner of Registrable Securities)

By: __________________________________________________________

Name:

Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE ISSUER’S COUNSEL AT:

___________________________
___________________________
___________________________
___________________________
___________________________

Exhibit B

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

Deutsche Bank Trust Company Americas

Petróleos Mexicanos

1 Columbus Circle, 17th Floor

New York, New York 10019

Attention: Trust Officer

Re:	Petróleos Mexicanos (the “Issuer”)
8.750% Notes due 2029 (CUSIP Nos.: 71654QDJ8 (144A), P7S08VCA7
(Regulation S) and 71654QDK5 (Accredited Investors))
(the “Securities”)

Dear Sirs:

Please be advised that _________________ has transferred U.S.$_________________ aggregate principal amount of the above referenced Securities pursuant to an effective Registration Statement on Form [_____] (File No. 333- ______) filed by the Issuer and each of the guarantors named therein.

We hereby certify that the prospectus delivery requirements, if any, of the U.S. Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the Securities is named as a “Selling Holder” in the Prospectus dated [date] or in supplements thereto, and that the aggregate principal amount of the Securities transferred are the Securities listed in such prospectus opposite such owner’s name.

Dated:

Very truly yours,

(Name)

By:
(Authorized Signature)